SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):      December 23, 2003

Travelzoo Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

590 Madison Avenue, 21st Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:
(212) 521-4200

Item 7.      Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated December 23, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)
Date: December 24, 2003	By:	/s/ Ralph Bartel
Ralph Bartel Chairman of the Board and Chief Executive Officer